                                                                    EXHIBIT 99.4

RFS HOTEL INVESTORS, INC.
CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE DATA)



                                                               MARCH 31,      DECEMBER 31,
                                                                1998             1997
                                                              ---------       ------------
                                                              (unaudited)
ASSETS

Investment in Hotel Properties, net                            $581,278        $573,826
Hotels under development                                         13,831          15,739
Cash and cash equivalents                                        14,220           4,131
Restricted cash                                                   3,150           2,514
Accounts receivable-Lessees                                      12,166           9,887
Deferred expenses, net                                            3,775           4,061
Prepaid and other assets                                          8,597           6,765
Escrow deposits                                                     185             205

                                                               $637,202        $617,128
                                                               ========        ========
LIABILITIES AND SHAREHOLDERS' EQUITY

Accounts payable and accrued expenses                          $  4,185        $  6,423
Accrued real estate taxes                                         3,601           3,491
Borrowings on line of credit                                    138,843         123,843
Bonds                                                            71,141          71,892
Other debt                                                       12,637          13,174
Minority interest                                                36,170          36,235
                                                               --------        --------
                                                                266,577         255,058
                                                               --------        --------
Commitments and contingencies

Shareholders' equity:
  Preferred Stock, $.01 par value, 5,000,000 shares
    authorized, 973,684 shares outstanding                           10              10
  Common Stock, $.01 par value, 100,000,000 shares
    authorized, 24,986,946 and 24,389,000 shares outstanding        250             244
  Paid-in capital                                               373,307         363,066
  Treasury stock, 110,000 shares                                 (2,012)              0
  Undistributed income                                             (332)            337
  Unearned directors' and officers' compensation                   (598)         (1,587)
                                                               --------        --------
          Total shareholders' equity                            370,625         362,070
                                                               --------        --------
                                                               $637,202        $617,128
                                                               ========        ========



                     The accompanying notes are an integral
                part of these consolidated financial statements.

RFS HOTEL INVESTORS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                               FOR THE        FOR THE
                                                               3 MONTHS       3 MONTHS
                                                                 ENDED         ENDED
                                                               03/31/98       03/31/97
                                                             ------------    -----------
                                                              (unaudited)     (unaudited)
       Revenue:
         Leases                                                  $22,023        $17,863
         Other                                                        86             44
                                                             -----------      ---------
                 Total revenue                                    22,109         17,907
                                                             -----------      ---------

       Expenses:
         Real estate taxes and property and
           casualty insurance                                      2,488          1,947
         Depreciation                                              4,918          3,908
         Amortization of franchise fees and
            unearned compensation                                    229            221
         Compensation                                                594            621
         Franchise taxes                                              45             75
         General and administrative                                  806            524
        Gain on sale of a hotel property                            (523)
         Amortization of loan costs                                  243            144
         Interest expense, net                                     3,548          1,938
                                                             -----------      ---------
                 Total expenses                                   12,348          9,378
                                                             -----------      ---------

       Income before minority interest                             9,761          8,529

       Minority interest                                            (936)          (835)
                                                             -----------      ---------

       Net income                                                  8,825          7,694

       Preferred stock dividends                                    (348)          (348)
                                                             -----------      ---------

       Net income applicable to common shareholders               $8,477         $7,346
                                                             ===========      =========

       Basic earnings per share                                     0.35           0.30

       Diluted earnings per share                                   0.35           0.30

       Weighted average common shares outstanding                 24,380         24,385


                     The accompanying notes are an integral
                part of these consolidated financial statements.

RFS HOTEL INVESTORS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                           FOR THE THREE   FOR THE THREE
                                                                               MONTHS          MONTHS
                                                                              MARCH 31,       MARCH 31,
                                                                                1998            1997
                                                                              --------        --------
                                                                            (unaudited)     (unaudited)

Cash flows from operating activities:
  Net income                                                                  $  8,825        $  7,694
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation and amortization                                                5,390           4,273
    Income allocated to minority interest                                          936             835
    Gain on sale of a hotel property                                              (523)
    Write-off of old loan costs                                                    129
    Changes in assets and liabilities:
      Accounts receivable-Lessees                                               (2,279)         (3,414)
      Prepaids and other assets                                                   (968)            172
      Accounts payable and other liabilities                                    (2,128)           (830)
                                                                              --------        --------
            Net cash provided by operating activities                            9,382           8,730
                                                                              --------        --------
Cash flows from investing activities:
  Investment in hotel properties and hotels
        under development                                                      (14,359)        (64,637)
   Proceeds from sale of hotel property                                          2,940
   Escrow deposits and prepayments under
       purchase agreements                                                         (10)
  Refund on franchise agreements                                                     8
                                                                              --------        --------
           Net cash used by investing activities                                (11,419)        (64,639)
                                                                              --------        --------
Cash flows from financing activities:
  Net proceeds from issuance of common stock                                    11,040
   Purchase of treasury stock                                                   (2,012)
  Distributions to common and preferred shareholders                            (9,494)         (9,138)
  Distributions to limited partners                                               (964)           (925)
  Borrowings on revolving credit agreement                                      15,000          13,000
  Redemption of limited partnership units                                          (37)
  Payments on debt and bonds                                                    (1,288)         (1,312)
  Loan fees paid                                                                  (119)            (70)
                                                                              --------        --------
            Net cash provided  by financing activities                          12,126           1,555
                                                                              --------        --------
Net increase (decrease) in cash and cash equivalents                            10,089         (54,354)
Cash and cash equivalents at beginning of period                                 4,131          57,935
                                                                              --------        --------
Cash and cash equivalents at end of period                                    $ 14,220        $  3,581
                                                                              ========        ========

Supplemental disclosures of non-cash investing and financing activities:
  In 1998, the Company applied a deposit of $20 towards the
     purchase of land
  In 1998, due to the resignation of an officer, the Company cancelled
     45,000 shares of restricted common stock which had not vested
  In 1998, the Company sold a hotel for which the purchaser paid $2,940 in cash and signed a note to the Company for $1,500
  In 1997, the Company recorded a $6,356 allocation to paid-in capital from minority interest.
  In 1997, the Partnership applied deposits of $6,064 towards the purchase of hotels


                     The accompanying notes are an integral
                part of these consolidated financial statements.

                           RFS HOTEL INVESTORS, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)
         (DOLLARS IN THOUSANDS, EXCEPT SHARE, UNIT AND PER SHARE DATA)

1. ORGANIZATION AND PRESENTATION. RFS Hotel Investors, Inc. (the "Company") was incorporated in Tennessee on June 1, 1993, and is a self-administered real estate investment trust ("REIT"). The Company contributed substantially all of the net proceeds of its public offerings to RFS Partnership, L.P. (the "Partnership") in exchange for the sole general partnership interest in the Partnership. The Partnership began operations in August 1993. At March 31, 1998, the Company owned approximately 90.5% of the Partnership. RFS Managers, Inc. ("Managers") a wholly-owned subsidiary of the Company, was formed effective January 1, 1995 to provide management services to the Company. RFS Financing Partnership, L.P., (the "Financing Partnership"), a bankruptcy remote, single purpose Tennessee limited partnership, was formed to issue commercial mortgage bonds (the "Bonds"). During 1997, Ridge Lake General Partner, Inc. ("RLGP") was formed to purchase a hotel. The Company owns 95% of RLGP.

The Company, through its subsidiary partnerships, acquires or develops and owns hotel properties which are leased to third parties.

     These unaudited consolidated financial statements include the accounts of the Company, and its subsidiaries, and have been prepared pursuant to the Securities and Exchange Commission ("SEC") rules and regulations and should be read in conjunction with the financial statements and notes thereto of the Company included in the Company's 1997 Annual Report on Form 10-K. The following notes to the consolidated financial statements highlight significant changes to notes included in the Form 10-K and present interim disclosures required by the SEC. The accompanying consolidated financial statements reflect, in the opinion of management, all adjustments necessary for a fair presentation of the interim financial statements. All such adjustments are of a normal and recurring nature.

2. DECLARATION OF DIVIDEND. On April 30, 1998, the Company declared a $0.375 dividend on each share of Common Stock outstanding to shareholders of record on May 11, 1998. The dividend will be paid on May 21, 1998.

3. ACQUISITIONS OF REAL ESTATE. In February 1998, the Partnership completed development of a 78-suite Residence Inn in West Palm Beach, FL. Development costs were approximately $6.3 million and were paid with cash and borrowings from the $175 million line of credit (the "Line of Credit").

         In March 1998, the Partnership completed development of a 118-suite Hampton Inn in Jacksonville, FL. Development costs were approximately $6.2 million and were paid with cash and borrowings from the Line of Credit.

4. SUBSEQUENT EVENTS. In April 1998, the Partnership completed the acquisition of a hotel in San Francisco, CA for a purchase price of approximately $15 million. The purchase price was paid with funds from the sale of 547,946 shares of Common Stock in March 1998 and borrowings under the Line of Credit.

         On April 21, 1998, the Company announced that it has signed a definitive agreement to merge with Equity Inns, Inc. Under the terms of the agreement, which was approved unanimously by the Board of Directors of both companies, each share of the Company will be exchanged for 1.5 shares of Equity Inns, Inc.

5. CALCULATION OF EARNINGS PER SHARE. Calculations of basic and diluted earnings per share are as follows:

                                                       For the Three Months Ended
                                                   March 31, 1998      March 31, 1997
                                                   --------------      --------------
Basic EPS:
Net income                                            $  8,825             $  7,694
Less dividends declared on preferred stock                (348)                (348)
                                                      --------             --------
                                                      $  8,477             $  7,346
                                                      ========             ========

Weighted average common shares outstanding              24,380               24,385
                                                      $   0.35             $   0.30
                                                      ========             ========

Diluted EPS:
Net income                                            $  8,825             $  7,694
Less dividends declared on preferred stock                (348)                (348)
                                                      --------             --------
                                                      $  8,477             $  7,346
                                                      ========             ========

Weighted average common shares outstanding              24,380               24,385
Preferred shares outstanding
Common stock equivalents                                   121                  118
                                                      --------             --------
Weighted average common shares and
     dilutive common stock equivalents
     outstanding                                        24,501               24,503
                                                      ========             ========
                                                      $   0.35             $   0.30
                                                      ========             ========

The preferred shares are anti-dilutive and thus not considered in the calculation of diluted earnings per share.

6. PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME. The unaudited pro forma condensed statements of income for the three months ended March 31, 1998 and 1997 of the Company are presented as if the 61 hotel properties owned at March 31, 1998 were owned since January 1, 1997. These unaudited pro forma condensed statements of income are not necessarily indicative of what actual results of operations of the Company would have been assuming such transactions had been completed as of January 1, 1997, nor does it purport to represent the results of operations for future periods.

                                                           1998                 1997
                                                         --------             --------
Operating Data:
         Total revenue                                   $ 21,957             $ 19,098
         Real estate taxes and casualty
             insurance                                      2,203                1,967
         Depreciation and amortization                      5,355                5,355
         Compensation                                         594                  621
         Franchise taxes                                       45                   75
         General and administrative                           806                  524
         Gain on sale of a hotel property                    (523)                  --
         Interest expense                                   3,548                3,759
                                                         --------             --------
         Income before allocation to minority
                 interest                                   9,929                6,797
         Less minority interest                              (930)                (636)
                                                         --------             --------
         Net income                                      $  8,999             $  6,161
                                                         ========             ========
         Diluted earnings per share                      $   0.35             $   0.24
         Weighted average common shares
                and common stock equivalents               24,501               24,503